Exhibit 10.1

Deed of Amendment and

Acknowledgement

The parties specified in Schedule 1

Asia Pacific Transport Pty Ltd

(Receivers and Managers Appointed)

(Subject to Deed of Company Arrangement)

Freight Link Pty Ltd

(Receivers and Managers Appointed)

(Subject to Deed of Company Arrangement)

GWA (North) Pty Limited

Genesee & Wyoming Inc.

Allens Arthur Robinson

Level 28

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney NSW 2000

Australia

Tel 61 2 9230 4000

Fax 61 2 9230 5333

www.aar.com.au

© Copyright Allens Arthur Robinson 2010

Deed of Amendment and Acknowledgement

1.	Table of Contents

1.	Definitions and Interpretation		3

	1.1	Definitions	4
	1.2	Interpretation	4
	1.3	Inconsistency	4

2.	Completion Date		4

3.	Conditions Precedent		4

	3.1	Sub-Leases	4
	3.2	Deed of Covenant (Darwin Port Corporation)	4
	3.3	Ministerial Consent – Aboriginal Land Rights (Northern Territory) Act 1976 (NT)	4
	3.4	Other Material Contract Amendments and Confirmations	4
	3.5	No prejudice to Purchaser’s rights to waive	5

4.	Sale and Purchase		5

	4.1	Business Contracts	5
	4.2	Business Property Leases	5
	4.3	Business Equipment Leases	6
	4.4	Authorisations	6
	4.5	Agreed CapEx Payments and Further CapEx Payments	6
	4.6	Acknowledgments	7

5.	Completion Deliverables		8

	5.1	US GAAP Statements	8
	5.2	Sub-licence Agreement	8

6.	Update of Land Title References		8

7.	Miscellaneous Amendments to Principal Agreement		8

8.	Remaining Provisions Unaffected		9

9.	Sale Document		9

10.	Receiver Liability		9

[Schedules Intentionally Omitted]

Deed of Amendment and Acknowledgement

Date	24 November 2010

Parties

1.	The parties specified in schedule 1 (JV SPV Sellers);

2.	Freight Link Pty Ltd (Receivers and Managers Appointed) (Subject to Deed of Company Arrangement) (ACN 093 011 628) of 1 Station Place, Hindmarsh, South Australia 5007 (FreightLink);

3.	Asia Pacific Transport Pty Ltd (Receivers and Managers Appointed) (Subject to Deed of Company Arrangement) (ACN 082 501 942) of 1 Station Place, Hindmarsh, South Australia 5007 (APT);

4.	GWA (North) Pty Limited (ACN 144 081 774) of 320 Churchill Road, Kilburn, South Australia 5084 (Purchaser); and

5.	Genesee & Wyoming Inc of 66 Field Point Road, Suite 200, Greenwich, CT 06830, United States of America (Purchaser’s Guarantor).

Recitals

A	The parties are parties to a business sale agreement dated 9 June 2010 under which APT, the JV SPV Sellers and FreightLink have agreed to sell the Business and the Business Assets and the Purchaser has agreed to purchase the Business and the Business Assets and the Purchaser’s Guarantor has agreed to guarantee the obligations of the Purchaser (the Principal Agreement).

B	The parties wish to acknowledge and agree certain matters that arise under the Principal Agreement in the manner set out in this Deed.

It is agreed as follows.

1.	Definitions and Interpretation

1.1	Definitions

Definitions in the Principal Agreement apply in this Deed unless the context requires otherwise.

Port Terminal Development Agreement for Lease means the agreement entered into between the Darwin Port Corporation, APT and the Northern Territory of Australia dated 18 April 2001.

Substitute Arrangements means those arrangements outlined in Schedule 2.

Deed of Amendment and Acknowledgement

1.2	Interpretation

Clauses 1.2, 1.3, and 23.8 to 23.13 inclusive of the Principal Agreement apply as if incorporated in this Deed.

1.3	Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of the Principal Agreement then the provisions of this Deed will prevail to the extent of the inconsistency and the provisions of the Principal Agreement will be construed accordingly.

2.	Completion Date

The definition of “Completion Date” in clause 1.1 of the Principal Agreement is amended by deleting it and replacing it with the following:

“Completion Date means 12:00 midnight on 1 December 2010, or such other date as agreed in writing by the Sellers and the Purchaser.”

3.	Conditions Precedent

3.1	Sub-Leases

In respect of the Material Contracts specified in paragraphs (B), (C) and (D) of Schedule 13 of the Principal Agreement, the requirements of:

(a)	clause 3.1(b) of the Principal Agreement; and

(b)	clause 7.2(g)(i) of the Principal Agreement,

are amended by replacing them with the Substitute Arrangements specified in paragraph 3 of Schedule 2 to this Deed.

3.2	Deed of Covenant (Darwin Port Corporation)

The requirements of clause 3.1(c) of the Principal Agreement are amended by replacing them with the Substitute Arrangements specified in paragraph 4 of Schedule 2 to this Deed.

3.3	Ministerial Consent – Aboriginal Land Rights (Northern Territory) Act 1976 (NT)

The Corporation has confirmed to the parties that Ministerial consent is not required under section 19(8) of the Aboriginal Land Rights (Northern Territory) Act 1976 (NT) to the assignment or novation of the Aboriginal Land Sub-Leases. As a result, and notwithstanding clause 3.6(a) of the Principal Agreement, the parties agree that clause 3.1(e) of the Principal Agreement does not apply.

3.4	Other Material Contract Amendments and Confirmations

(a)	The Material Contracts specified in paragraph (E) of Schedule 13 of the Principal Agreement are deleted, and the requirements of clauses 3.1(b) and 7.2(g)(i) of the Principal Agreement in respect of those Material Contracts deleted are replaced with the Substitute Arrangements specified in paragraphs 1 and 2 of Schedule 2 to this Deed.

Deed of Amendment and Acknowledgement

(b)	In respect of the Material Contract specified in paragraph (H) of Schedule 13 of the Principal Agreement, the requirements of clauses 3.1(b) and 7.2(g)(i) of the Principal Agreement are amended by replacing them with the requirement:

(i)	for the Purchaser and the counterparty to that Material Contract (other than the Purchaser and FreightLink) to duly execute and deliver to the Purchaser, on or before Completion, a deed of novation in the form agreed between the Purchaser and that counterparty; and

(ii)	for Territory Resources Limited to duly execute and deliver to FreightLink, on or before Completion, a deed of release in the form agreed between FreightLink and Territory Resources Limited.

(c)	The Material Contracts specified in paragraphs (K) and (P) of Schedule 13 of the Principal Agreement are deleted. The parties acknowledge that on and from Completion the track access arrangements which are the subject of the Material Contract specified in paragraph (K) of Schedule 13 of the Principal Agreement that is deleted will be covered by a separate existing agreement with Australian Rail Track Corporation Limited.

(d)	In respect of the Material Contract specified in paragraph (S) of Schedule 13 of the Principal Agreement, the requirements of clauses 3.1(b) and 7.2(g)(i) of the Principal Agreement are amended by replacing them with the requirement for the relevant Sellers and counterparties (other than the Purchaser) to duly execute and deliver to the Purchaser, on or before Completion, a deed of novation in respect of the Material Contract specified in paragraph (R) of Schedule 13 of the Principal Agreement.

(e)	In respect of the Material Contracts specified in paragraphs (L), (M), (N), (U) and (V) of Schedule 13 of the Principal Agreement, the requirements of clauses 3.1(b) and 7.2(g)(i) of the Principal Agreement are amended by replacing them with the requirement for the relevant Sellers and counterparties (other than the Purchaser) to duly execute and deliver to the Purchaser, on or before Completion, deeds of novation in any form agreed between the parties to this Deed and the relevant counterparties of those Material Contracts.

3.5	No prejudice to Purchaser’s rights to waive

For clarity, the requirements of any Substitute Arrangement which amends and replaces a requirement of clause 3.1(b) of the Principal Agreement is itself capable of being waived by the Purchaser under clause 3.6(b) of the Principal Agreement.

4.	Sale and Purchase

4.1	Business Contracts

The Business Contracts specified in paragraphs (c) and (g) of Schedule 12 of the Principal Agreement are deleted.

4.2	Business Property Leases

The Business Property Leases specified in paragraphs 4(a) and 4(b) of Schedule 9 of the Principal Agreement are deleted.

Deed of Amendment and Acknowledgement

4.3	Business Equipment Leases

In respect of the Business Equipment Leases specified in part B of Schedule 11 of the Principal Agreement where G&WA or Scott Group or LeasePlan are noted as being the supplier, the requirements of clause 10.1 of the Principal Agreement are deemed to be satisfied.

4.4	Authorisations

(a)	In respect of the Authorisation listed at paragraph 2 of Schedule 6 of the Principal Agreement, clause 4.6(a) and clause 7.2(f) of the Principal Agreement do not apply.

(b)	Subject to clause 4.4(a) of this Deed, the Purchaser acknowledges that the Sellers have satisfied their obligations set out in clauses 4.6 and 7.2(f) of the Principal Agreement up to the date of this Deed. As and from Completion the Purchaser will not carry traffic on the Railway that would require it to hold the Authorisation listed at paragraph 2 of Schedule 6 of the Principal Agreement until such time as it holds that Authorisation.

4.5	Agreed CapEx Payments and Further CapEx Payments

(a)	The definition of “Agreed CapEx Payments” in clause 1.1 of the Principal Agreement is deleted and replaced with the following:

“Agreed CapEx Payments means the capital expenditure in relation to the Business or the Business Assets that is actually paid by the Sellers or the Receivers between the date of this document and Completion, being the expenditure amounts as set out in part A of schedule 15.”

(b)	The definition of “Further CapEx Payments” in clause 1.1 of the Principal Agreement is deleted and replaced with the following:

“Further CapEx Payments means the capital expenditure in relation to the Business or the Business Assets that the Sellers or the Receivers have incurred or have agreed to incur, which has not yet been paid, between the date of this document and Completion, being the expenditure amounts as set out in part B of schedule 15.”

(c)	Schedule 15 of the Principal Agreement is deleted and replaced with the schedule set out in Schedule 4 of this Deed.

(d)	If for any reason a Seller or the Receivers receives a refund of an Agreed CapEx Payment from a contractor (for example if part or all of the capital expenditure was not undertaken or part or all of the purchase order for the capital expenditure was cancelled or replaced with a new purchase order issued by the Purchaser), then, to the extent and only to the extent that the Sellers and the Receivers receive evidence from the relevant contractor to their satisfaction that the Sellers’ and Receivers’ liability under the relevant purchase order has been extinguished in whole or in part (as the case may be), the Sellers agree to remit that amount in full to the Purchaser on receipt, and until such payment to the Purchaser, agree to hold any such amount in a separate account for the benefit of the Purchaser.

(e)

If for any reason any purchase orders in respect of Further CapEx Payments are cancelled (either in part or in their entirety) or replaced (either in part or in their entirety) with new purchase orders issued by the Purchaser, then, to the extent and only to the extent that the Sellers and the Receivers receive evidence from the relevant contractor to their satisfaction

Deed of Amendment and Acknowledgement

that the Sellers’ and Receivers’ liability under the relevant purchase order has been extinguished in whole or in part (as the case may be), the Sellers agree to remit the amount of that extinguished liability to the Purchaser on receipt, and until such payment to the Purchaser, agree to hold any such amount in a separate account for the benefit of the Purchaser.

(f)	To the extent that any purchase orders issued by the Sellers or the Receivers for capital expenditure in relation to the Business or the Business Assets, that are covered by Agreed CapEx Payments or Further CapEx Payments, are not assigned or novated to the Purchaser on and from Completion, then:

(i)	the Sellers agree to assign the benefit of those purchase orders (in respect of which assignments do not require the consent of or action by the other party to the purchase order) to the Purchaser with effect on and from Completion; and

(ii)	the Purchaser agrees to assume the burden of those purchase orders with effect on and from Completion,

as if such purchase orders were “Business Contracts” under clauses 9.1 and 9.2 of the Principal Agreement, and the parties agree that such assignment and assumption occurs on the terms of annexure B of the Principal Agreement without the need for the parties to enter into any further documentation despite clause 9.4 of the Principal Agreement.

(g)	To the extent that any purchase orders issued by the Sellers or the Receivers for capital expenditure in relation to the Business or the Business Assets, that are covered by Agreed CapEx Payments or Further CapEx Payments, are not assigned or novated to the Purchaser on and from Completion, then:

(i)	the Sellers and the Purchaser agree to use their respective reasonable endeavours, if required by the other, to assign the benefit of those purchase orders (in respect of which assignments are permitted (with the consent or other action by the other party) or in respect of which assignments are absolutely prohibited) to the Purchaser with effect on and from Completion; and

(ii)	the Purchaser agrees to assume the burden of those purchase orders with effect on and from Completion,

as if such purchase orders were “Business Contracts” under clause 9.3 of the Principal Agreement, and the parties agree that the obligations of clauses 9.4 and 9.5 shall apply in relation to those purchase orders.

4.6	Acknowledgments

(a)	Following the delivery of an Incremental Costs Notice under clause 5.1A of the Principal Agreement, the Purchase Price has been reduced by $1.5 million under clause 5.1A(E)(ii).

(b)	The Purchase Price, as determined under the Principal Agreement (as amended by this Deed), is $331,935,832.97.

Deed of Amendment and Acknowledgement

5.	Completion Deliverables

5.1	US GAAP Statements

The requirements of clause 7.2(i) of the Principal Agreement are amended by replacing them with the Substitute Arrangements specified in paragraph 5 of Schedule 2 of this Deed.

5.2	Sub-licence Agreement

At Completion, the Sellers shall deliver to the Purchaser a sub-licence agreement duly executed by APT pursuant to which APT grants to the Purchaser a sub-licence in respect of the Proprietary Documentation (as that term is defined in the Concession Deed).

6.	Update of Land Title References

The title references in respect of some land parcels under the Existing Corridor Sub-Leases (as set out in paragraph 1 of Schedule 9 and paragraph B of Schedule 13 of the Principal Agreement) have changed since the date of the Principal Agreement. The updated title references in respect of those land parcels are set out in Schedule 3 of this Deed, and the Principal Agreement is amended accordingly.

7.	Miscellaneous Amendments to Principal Agreement

The Principal Agreement is amended by:

(a)	deleting the words “Crown Lease Term No 1990” as they appear in:

(i)	paragraph 3(x) of Schedule 9 of the Principal Agreement; and

(ii)	paragraph (D)(x) of Schedule 13 of the Principal Agreement,

and replacing those words with the words “Crown Lease Term No 1900” in each case;

(b)	deleting the words “DP World Australia Limited (formerly P & O Ports Limited (ACN 000 049 310))” as they appear in paragraph (Q) of Schedule 13 of the Principal Agreement and replacing those words with the words “POAGS Pty Ltd (ACN 123 021 492) (formerly P & O Ports Limited)”;

(c)	deleting the words “P & O” as they appear for the second time in paragraph (Q) of Schedule 13 of the Principal Agreement and replacing those words with the words “POAGS Pty Ltd”;

(d)	deleting the words “Pacific National Bulk Rail Pty Ltd (formerly Great Southern Railway Limited)” as they appear in paragraph (W) of Schedule 13 of the Principal Agreement and replacing those words with the words “Great Southern Rail Limited (formerly Great Southern Railway Limited) (ACN 079 476 949)”;

(e)	inserting the following words immediately after the words “D&C Contract” in paragraph (e)(ii) of Schedule 14 of the Principal Agreement:

“(save any benefit or right arising from the grant of a sub-licence by APT to the Purchaser in respect of the Proprietary Documentation (as that term is defined in the Concession Deed))”;

Deed of Amendment and Acknowledgement

(f)	deleting all of the words that appear in clause 5.5(c) of the Principal Agreement and replacing those words with the words “Not used”;

(g)	deleting all of the words that appear in clause 5.5(d) of the Principal Agreement and replacing those words with the words “Not used”;

(h)	inserting Schedule 5 to this Deed as a new Schedule 16 of the Principal Agreement;

(i)	inserting the words “plus an amount equal to the Pre-Payment Amount” immediately after the words “plus an amount equal to any Further CapEx Payments,” as they appear in clause 5.1 of the Principal Agreement; and

(j)	inserting the following words, immediately after the definition of “Post-Completion Sale Fees” in clause 1.1 of the Principal Agreement:

“Pre-Payment Amount means an amount equal to the aggregate of the amounts set out in the column headed “Purchaser’s Liability” in the table in Schedule 16”.

8.	Remaining Provisions Unaffected

Except as specified by this Deed, the provisions of the Principal Agreement remain in full force and effect.

9.	Sale Document

This Deed is a Sale Document for the purposes of the Principal Agreement.

10.	Receiver Liability

Clause 15 of the Principal Agreement shall apply mutatis mutandis in this Deed.

Deed of Amendment and Acknowledgement

Executed and delivered as a deed in Sydney

Executed by Brown & Root Investments	)
Pty Ltd (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

/S/ JONATHAN DILLON		/S/ MARTIN MADDEN
Witness		Receiver and Manager

JONATHAN DILLON		MARTIN MADDEN
Name of Witness (print)		Name of Receiver and Manager (print)

Executed by Brown & Root Investments	)
(No.1) Pty Ltd (Receivers and Managers	)
Appointed) by one of its joint and several	)
receivers and managers Martin Madden or	)
David Winterbottom:	)
)

/S/ JONATHAN DILLON		/S/ MARTIN MADDEN
Witness		Receiver and Manager

JONATHAN DILLON		MARTIN MADDEN
Name of Witness (print)		Name of Receiver and Manager (print)

Executed by GWA Northern Pty Ltd	)
(Receivers and Managers Appointed) by	)
one of its joint and several receivers and	)
managers Martin Madden or David	)
Winterbottom:	)

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON		/S/ MARTIN MADDEN
Witness		Receiver and Manager

JONATHAN DILLON		MARTIN MADDEN
Name of Witness (print)		Name of Receiver and Manager (print)

Executed by ARG Sell Down No.1 Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Darwin Rail No.1 Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Deed of Amendment and Acknowledgement

Executed by Darwin Rail No.3 Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by John Holland AD Investments Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by JH Rail Investments Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Zelmex Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Joetel Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Deed of Amendment and Acknowledgement

Executed by Macmahon Rail Investments Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Thomco (No. 2021) Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by S.A.N.T (MGT-UJV) Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by S.A.N.T (TERM-UJV) Pty Ltd (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Northern Railway Aboriginal Investment Pty Ltd (Receivers and Managers Appointed), by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) ) )

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Central Railway Aboriginal Investment Pty Ltd (Receivers and Managers Appointed), by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by NAM NT Rail Pty Limited (Receivers and Managers Appointed), by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by SIF Railway No. 1 Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Memax Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Deed of Amendment and Acknowledgement

Executed by Nortfol Pty Limited (Receivers and Managers Appointed) by one of its joint and several receivers and managers Martin Madden or David Winterbottom:	) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Asia Pacific Transport Pty

Ltd (Receivers and Managers Appointed)

(Subject to Deed of Company

Arrangement) by one of its joint and

several receivers and managers Martin

Madden or Jannamaria Robertson:

) ) ) ) ) ) )

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Executed by Freight Link Pty Ltd

(Receivers and Managers Appointed)

(Subject to Deed of Company

Arrangement) by one of its joint and

several receivers and managers Martin

Madden or Jannamaria Robertson:

) ) ) ) ) )

Deed of Amendment and Acknowledgement

/S/ JONATHAN DILLON Witness JONATHAN DILLON Name of Witness (print)		/S/ MARTIN MADDEN Receiver and Manager MARTIN MADDEN Name of Receiver and Manager (print)

Signed, Sealed and Delivered by PETER JOHN DOYLE as attorney for GWA (North) Pty Limited under power of attorney dated 16 November 2010 in the presence of	) ) )

/S/ ANNA LAU Witness ANNA LAU Name of Witness (print)		/S/ PETER JOHN DOYLE Attorney PETER J DOYLE Name of Attorney (print) By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney

Signed for Genesee & Wyoming Inc by its Authorised Representative in the presence of	) ) )

/S/ ANNA LAU Witness ANNA LAU Name of Witness (print)		/S/ MARK W HASTINGS Authorise Representative MARK W HASTINGS Name of Authorised Representative (print)

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